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                                                                      EXHIBIT 21


                        HAYES LEMMERZ INTERNATIONAL, INC.
                                  SUBSIDIARIES


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                                                                                                            JURISDICTION OF
NAME                                                                                                             INCORP.
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
Hayes Lemmerz International - California, Inc.............................................................  Delaware
Hayes Lemmerz International - Howell, Inc.................................................................  Michigan
Hayes Lemmerz  International - Huntington, Inc............................................................  Delaware
Hayes Lemmerz  International - Georgia, Inc...............................................................  Delaware
Hayes Lemmerz  International - Mexico, Inc................................................................  Delaware
Hayes Lemmerz  International - Texas, Inc.................................................................  Texas
Hayes Lemmerz  International - Ohio, Inc..................................................................  Ohio
Hayes Lemmerz  International - Kentucky, Inc..............................................................  Delaware
Hayes Lemmerz Funding Corporation ........................................................................  Delaware
Hayes Lemmerz Funding Company, LLC........................................................................  Delaware
Hayes Lemmerz Japan, Ltd..................................................................................  Japan
HLI (Europe), Ltd.........................................................................................  Delaware
Hayes Lemmerz Fabricated Holdings B.V. ...................................................................  Netherlands
Hayes Lemmerz, S.p.A......................................................................................  Italy
Hayes Lemmerz Barcelona, S.A. ............................................................................  Spain
Hayes Lemmerz Autokola, a.s. .............................................................................  Czech Republic
Hayes Lemmerz Alukola, s.r.o..............................................................................  Czech Republic
Hayes Lemmerz International - Homer, Inc..................................................................  Delaware
Hayes Lemmerz International - Frenos, S.A. de C.V.........................................................  Mexico
Motor Wheel Corporation of Canada, Ltd....................................................................  Ontario
EMAC R&D Corporation......................................................................................  Ontario
HL Holdings B.V...........................................................................................  Netherlands
Hayes Lemmerz Holding GmbH................................................................................  Germany
Hayes Lemmerz Hungary Consulting Limited Liability Company ...............................................  Hungary
Hayes Lemmerz Werke GmbH..................................................................................  Germany
Metaalgieterij Giesen Holding B.V.........................................................................  Netherlands
Metaalgieterij Giesen B.V.................................................................................  Netherlands
Hayes Lemmerz Manresa, SPRL ..............................................................................  Spain
Hayes Lemmerz Werke Wohnungsbaugesellschaft mnH...........................................................  Germany
Hayes Lemmerz Belgie, B.V.B.A.............................................................................  Belgium
Hayes Lemmerz Comercio e Participacoes SRL ...............................................................  Brazil
Hayes Lemmerz-Inci-Jant Sanayi, A.S. .....................................................................  Turkey
Borlem S.A. Empreendimentos Industriais...................................................................  Brazil
Borlem Aluminio Ltda. ....................................................................................  Brazil
Hayes Lemmerz Mexico, S.A. de C.V. .......................................................................  Mexico
Kalyani Lemmerz Limited ..................................................................................  India
Automotive Overseas Investments (Proprietary) Limited ....................................................  South Africa
N.F. Die Casting (Proprietary) Limited ...................................................................  South Africa
Siam Lemmerz Co., Ltd.....................................................................................  Thailand
Metaalindustrie Bergen B.V. ..............................................................................  Netherlands
Hayes Lemmerz International - CMI, Inc....................................................................  Michigan
Hayes Lemmerz International - Montague, Inc. .............................................................  Michigan
Hayes Lemmerz International - Cadillac, Inc. .............................................................  Michigan
Hayes Lemmerz International - Equipment & Engineering, Inc. ..............................................  Michigan
CMI - FSC, Inc. ..........................................................................................  Barbados
Hayes Lemmerz International - Petersburg, Inc. ...........................................................  Michigan
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
                                                                                                            JURISDICTION OF
NAME                                                                                                             INCORP.
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
HLI - Summerfield Realty Corp. ...........................................................................  Michigan
Hayes Lemmerz International - Bristol, Inc. ..............................................................  Michigan
Hayes Lemmerz International - PCA, Inc. ..................................................................  Michigan
Hayes Lemmerz International - Southfield, Inc. ...........................................................  Michigan
Hayes Lemmerz International - Technical Center, Inc. .....................................................  Michigan
HLI Realty, Inc. .........................................................................................  Michigan
Hayes Lemmerz International - Laredo, Inc. ...............................................................  Texas
Industrias Fronterizas HLI, S.A. de C.V. .................................................................  Mexico
Hayes Lemmerz International - Transportation, Inc. .......................................................  Michigan
HLI - Ventures, Inc. .....................................................................................  Michigan
Hayes Lemmerz International - Wabash, Inc. ...............................................................  Indiana
HLI Netherlands Holdings, Inc.............................................................................  Delaware
CMI - Europe Netherlands Holdings B.V. ...................................................................  Netherlands
Hayes Lemmerz Schenk GmbH ................................................................................  Germany
Hayes Lemmerz International Import, Inc. .................................................................  Delaware
Hayes Lemmerz Foreign Sales Corporation ..................................................................  Barbados
CMI - Quaker Alloy, Inc...................................................................................  Pennsylvania
HLI - Mexicana S.A. de C.V. ..............................................................................  Mexico
CMI - Monterrey S.A. de C.V. .............................................................................  Mexico
Hayes Lemmerz Siam Co., Ltd. .............................................................................  Thailand
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